Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Accredited Members Holding Corporation (the Company") on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I, Kent Kiefer, Chief Executive Officer and principal financial officerof the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Date: May 17, 2010	By:	/s/ Kent Kiefer
Kent Kiefer, Chief Executive Officer and principal financial officer